UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 2/28/98

PRINCIPAL BALANCE RECONCILIATION                                        D O L L A R S                                     NUMBERS
                                                  CLASS A-1        CLASS A-2       CLASS A-3        TOTAL CLASS A's
                                                  ---------        ---------       ---------        ---------------
Original Principal Balance                       27,495,000.00   87,325,000.00      103,570,162.24    218,390,162.24      15,568
Beginning Period Principal Balance                        0.00   85,496,725.25      103,570,162.24    189,066,887.49      14,145
Principal Collections - Scheduled Payments                0.00    2,210,319.18                0.00      2,210,319.18
Principal Collections - Payoffs                           0.00    2,246,849.96                0.00      2,246,849.96         196
Principal Withdrawal from Payahead                        0.00        6,227.74                0.00          6,227.74
Gross Principal Charge Offs                               0.00      445,896.94                0.00        445,896.94          35
Repurchases                                               0.00       63,977.92                0.00         63,977.92          12
                                                 -------------   -------------      --------------    --------------      ------
Ending Balance                                            0.00   80,523,453.51      103,570,162.24    184,093,615.75      13,902
                                                 =============   =============      ==============    ==============      ======

Certificate Factor                                   0.0000000       0.9221123           1.0000000         0.8429575
Pass Through Rate                                       6.2104%          6.290%              6.490%           6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                                                                         4,467,374.22
Interest Wired                                                                                          1,834,479.57
Withdrawal from Payahead Account                                                                           10,154.30
Repurchases (Principal and Interest)                                                                       64,940.23
Charge Off Recoveries                                                                                     236,671.35
Interest Advances                                                                                          34,538.28
Certificate Account Interest Earned                                                                        19,968.96
Spread Account Withdrawal                                                                                       0.00
Class A Surety Bond Draw
     for Class I Interest                                                                                       0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                                                              0.00
                                                                                                      --------------

Total Cash Flow                                                                                         6,668,126.91
                                                                                                      ==============

TRUSTEE DISTRIBUTION  (3/10/98)

Total Cash Flow                                                                                         6,668,126.91
Unrecovered Advances on Defaulted Receivables                                                              13,401.07
Servicing Fee (Due and Unpaid)                                                                                  0.00
Interest to Class A-1 Certificateholders                                                                        0.00
Interest to Class A-2 Certificateholders                                                                  448,145.33
Interest to Class A-3 Certificateholders                                                                  560,141.96
Interest to Class I Certificateholders                                                                    193,698.46
Principal to Class A-1 Certificateholders                                                                       0.00
Principal to Class A-2 Certificateholders                                                               4,973,271.74
Principal to Class A-3 Certificateholders                                                                       0.00
Surety Bond Premium                                                                                        21,477.59
Interest Advance Recoveries from Payments                                                                  28,270.41
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                       0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                         0.00
Deposit to Payahead                                                                                        12,115.54
Certificate Account Interest to Servicer                                                                   19,968.96
Payahead Account Interest to Servicer                                                                         642.02
Excess                                                                                                    396,993.83
                                                                                                      --------------

Net Cash                                                                                                        0.00
                                                                                                      ==============


Servicing Fee Retained from Interest Collections                                                          157,555.74

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                                                                0.00
Beginning Balance                                                                                       2,729,877.03
Trustee Distribution of Excess                                                                            396,993.83
Interest Earned                                                                                            10,965.98
Spread Account Draws                                                                                            0.00
Reimbursement for Prior Spread Account Draws                                                                    0.00
Distribution of Funds to Servicer                                                                        (407,959.81)
                                                                                                      --------------
Ending Balance                                                                                          2,729,877.03
                                                                                                      ==============

Required Balance                                                                                        2,729,877.03



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                                       10,919,508.11
Beginning Balance                                                                                       6,723,467.35
Reduction Due to Spread Account                                                                                 0.00
Reduction Due to Principal Reduction                                                                     (248,663.59)
                                                                                                      --------------
Ending Balance                                                                                          6,474,803.76
                                                                                                      ==============

First Loss Protection Required Amount                                                                   6,474,803.76
First Loss Protection Fee %                                                                                     2.00%
First Loss Protection Fee                                                                                  10,071.92



SURETY BOND  RECONCILIATION


Original Balance                                                                                      218,390,162.24
Beginning Balance                                                                                     187,734,901.65
Draws                                                                                                           0.00
Reimbursement of Prior Draws                                                                                    0.00
                                                                                                      --------------
Ending Balance                                                                                        187,734,901.65
                                                                                                      ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                            182,723,280.21
                                                                                                      ==============
Required Balance                                                                                      182,723,280.21


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                         162,561.72
Deposit                                                                                                    12,115.54
Payahead Interest                                                                                             642.02
Withdrawal                                                                                                 10,154.30
                                                                                                      --------------
Ending Balance                                                                                            165,164.98
                                                                                                      ==============

CURRENT DELINQUENCY
                                                   GROSS
         # PAYMENTS DELINQUENT     NUMBER         BALANCE       PRINCIPAL     INTEREST
         ---------------------     ------         -------       ---------     --------
1 Payment                            137       1,852,148.36     19,784.63    22,113.08
2 Payments                            71         953,011.41     20,382.63    22,508.63
3 Payments                            25         385,335.37     11,108.84    14,619.41
                                     ---       ------------     ---------    ---------
Total                                233       3,190,495.14     51,276.10    59,241.12
                                     ===       ============     =========    =========

Percent Delinquent                 1.676%             1.733%



DELINQUENCY RATE (60+)
                                                                    RECEIVABLE
                                                END OF PERIOD       DELINQUENCY
      PERIOD                   BALANCE          POOL BALANCE          RATE
      ------                   -------          ------------          ----
Current                     1,338,346.78       184,093,615.75         0.73%
1st Previous                1,435,985.30       189,066,887.49         0.76%
2nd Previous                1,615,156.47       194,224,739.57         0.83%


NET LOSS RATE
                                                                                           DEFAULTED
                                                       LIQUIDATION       AVERAGE           NET LOSS
      PERIOD                             BALANCE        PROCEEDS       POOL BALANCE      (ANNUALIZED)
      ------                             -------        --------       ------------      ------------
Current                                445,896.94      236,671.35     186,580,251.62       1.35%
1st Previous                           473,753.57       89,155.43     191,645,813.53       2.41%
2nd Previous                           257,258.07       28,823.53     196,754,528.44       1.39%

Gross Cumulative Charge Offs         1,201,325.98
Number of Repossessions                        25
Number of Inventoried Autos EOM                27


EXCESS YIELD TRIGGER
                                                                  EXCESS YIELD
                                 EXCESS         END OF PERIOD      PERCENTAGE
      PERIOD                      YIELD         POOL BALANCE      (ANNUALIZED)
      ------                      -----         ------------      ------------
Current                        451,422.87       184,093,615.75        2.94%
1st Previous                   466,689.01       189,066,887.49        2.96%
2nd Previous                   692,491.32       194,224,739.57        4.28%
3rd Previous                   752,439.79       199,284,317.31        4.53%
4th Previous                   978,388.26       204,085,456.33        5.75%
5th Previous                   715,673.93       210,228,440.90        4.09%


                                               CURRENT
                                                LEVEL      TRIGGER      STATUS
                                                -----      -------      ------
Six Month Average Excess Yield                  4.09%        1.50%         OK

Trigger Hit in Current or any Previous Month                               NO


DATE: 3/5/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT